      Citigroup
      Investments
      Corporate
      Loan Fund Inc.

      Semi-Annual Report March 31, 2003                      Ticker Symbol: TLI

                                   [GRAPHIC]

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                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer

Citigroup Investments
Corporate Loan Fund Inc.

Dear Shareholder,
As of this writing, the conflict in Iraq has largely concluded and economic and market data for the first quarter of 2003 have begun to arrive. Although the economic news thus far has been mixed, we do find reasons to be guardedly optimistic about the broader economic situation going forward this year.

Since our last report, the loan market in general has continued to strengthen. Default rates have leveled off and secondary market prices have continued to improve. We believe the quality of new loan issuance has remained strong. As expected, new-loan issuance slowed during the period due to the uncertainty leading up to and during the Iraq conflict. While we expect it will take some time for the corporate loan market to completely shake off the effects of the Iraq conflict, we have begun to see signs of an improving new issue calendar.

Despite the recent mixed economic data, looking ahead we see many reasons to be upbeat about the prospects for the U.S. economy. We remain confident that economic conditions in the U.S. market will continue to gradually improve, anticipating slow but steady growth with moderate acceleration later in the year. While we cannot say with certainty that the credit markets have bottomed, if, as we expect, the U.S. economy were to continue to grow at a moderate pace, we believe the probability for upside potential in the loan market would remain greater in the long run than the probability of further downside deterioration.

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk to help ensure that you are on track toward achieving your long-term goals.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R Jay Gerken

R. Jay Gerken
Chairman, President and Chief Executive Officer

April 25, 2003

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Citigroup Investments Corporate Loan Fund Inc.
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                               MANAGER OVERVIEW

[PHOTO]

GLENN N. MARCHAK

Vice President and Investment Officer


Performance Review

During the six months ended March 31, 2003, the Citigroup Investments Corporate Loan Fund Inc. ("Fund") distributed income dividends to common shareholders totaling $0.39 per share. The table below shows the annualized distribution yield and six-month total return based on the Fund's March 31, 2003 net asset value ("NAV") per common share and its New York Stock Exchange ("NYSE") closing price./i/ Past performance is not indicative of future results.

                                  Annualized  Total Return for
                                 Distribution  the Six-Month
                 Price Per Share  Yield/ii/      Period/ii/
                 --------------- ------------ ----------------
                  $13.33 (NAV)      5.58%           4.02%
                  $12.85 (NYSE)     5.79%          12.22%
The Fund outperformed its Lipper peer group of closed-end loan participation funds, which returned 3.00% for the same period./iii/

Loan Market Overview

Since our last report, the loan market has continued to strengthen. Default rates have leveled off at a pace considerably slower than the peak levels experienced in mid-2002 and secondary market prices have continued to improve. The quality of new loan issuance has remained strong. As expected, new-loan issuance slowed due to the uncertainty leading up to and during the Iraq conflict. While we expect it will take some time for the market to completely shake off the effects of the Iraq conflict, we have begun to see an improving new issue calendar.

Standard and Poor's Leveraged Commentary and Data has reported that after peaking at 7.4% in June 2002, the lagging 12-month default rate dropped for eight straight months reaching 5.0% in February 2003. Since then, the default rate has leveled off and currently stands at 5.3% in April. Since topping out in June 2002, the default rate has dropped 28.5%. Based on our expectation that the U.S. economy will continue to grow at a moderate pace, we anticipate that the default rate will continue to decline gradually.

Portfolio managers in the loan market have maintained a high level of scrutiny on new transactions. For example, according to data from Standard and Poor's Leveraged Commentary and Data, debt multiples on new issues continue to remain near decade-long lows. We continue to see strong credit structures for

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                                        2003 Semi-Annual Report to Shareholders
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new transactions coming to market. We expect credit structures to remain favorable, as portfolio managers should not quickly forget the lessons learned from the latest recession and the volatility experienced in the capital markets. The credit discipline that has existed for some time now should, in our view, continue to drive stronger overall market dynamics.

As the Iraq conflict approached, we saw the new issue calendar slow and heard reports from arrangers of new loans that transactions were being deferred due to uncertainty associated with the conflict. New issuance continued at a slow pace after the onset of the conflict and throughout April. In our opinion, as the major combat phase of the conflict has now ended and confidence in the financial markets has improved, we believe we will ultimately see improving new issue supply for the remainder of 2003. The underlying fundamentals for new leveraged buyout activity outlined in our last report remain. While caution continues due to the mixed economic environment, acquisition prices have become more attractive to buyers and the capital markets have become more available to issuers. The high-yield/iv/ market has continued to see strong inflows since our last report and, coupled with availability of debt in the loan market, is providing acquirers with capital to fund acquisitions. In addition, capital spending continues to improve marginally led by strong year-over-year improvements in corporate profits, which has increased the prospects for borrowings needed to fund these expenditures.

Although there continues be little new investment capital entering the loan market, as new issuance has been slow and refinancing transactions have increased, there has been more competition for new loans. Even with the increased level of competition, credit spreads/v/ on loans have remained relatively steady since our last report and, in our view, continue to remain attractive by historical standards. We expect downward pressure on spreads will increase going forward as cash levels held in portfolios increase. However, in our opinion credit spreads will remain favorable in historical terms as long as investors' uncertainties about the mixed economic data and concerns about the geopolitical environment remain. In the secondary market, the competition for loans has continued to push prices higher across the market. As we expect portfolio cash levels to increase, secondary prices should remain strong in the near term.

Our longer-term macro view on the loan market remains consistent with that presented in our last report. As companies and investors focus more on strong balance sheets, accounting accuracy and transparency and less on the pursuit of growth, we feel in this scenario that a stronger corporate financing environment should likely result. We expect that business managers will generally be taking lower levels of risk going forward as the excesses that had entered the system continue to be purged. This may result in lower price-to-earnings/vi/ multiples

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Citigroup Investments Corporate Loan Fund Inc.
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and stock prices than we became accustomed to in the 1990s, but should provide for a more sound and less-volatile environment in the future for the debt markets, including the loan market. Further, the prospect of an improving economy and high budget deficits increases the potential for a higher interest rate environment. While it would have a negative impact on fixed income assets, a rising-rate environment would be favorable for the loan asset class, all things being equal, due to the floating rate nature of loans. While we cannot say with certainty that the credit markets have bottomed, if, as we expect, the U.S. economy were to continue to grow at a moderate pace, we believe the probability for upside potential in the loan market would remain greater in the long run than the probability of further downside deterioration.

Fund Overview

On April 8, 2003, the Fund declared a regular monthly dividend for April of $0.062 per share. In March, the dividend was reduced from $0.066 to $0.062 after fifteen consecutive months at $0.066. The dividend was reduced in March as a result of the impact on the Fund's cash flow from the reduction in the short-term federal funds rate ("fed funds rate")/vii/ and the negative impact of the deterioration of several loans in the Fund. These negative effects were somewhat mitigated by the use of a portion of the undistributed income included in the net assets of the Fund.

During 2002, the Federal Reserve ("Fed") held the fed funds rate steady at 1.75% until November 6th, at which point the Fed reduced the rate to 1.25% and has since held key short-term rates at that level. The fed funds rate reduction in November has affected the cash flow of the Fund. Unlike fixed- rate investments, interest rates of loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments have provided investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

Consistent with our original investment mandate, the Fund's portfolio is made up largely of floating or variable rate senior secured corporate loans. As of March 31, 2003, the Fund had total net assets of approximately $130.4 million that had an average equivalent rating of "Ba3" and was invested in 30 industry sectors, with the largest industry concentration being 12.2% of total investments in the media (non-cable) industry. The Fund held interests in loans made to 106 issuers.

Although the credit markets continue to improve noticeably, during the past few years they have experienced one of the more difficult periods in the last hundred years. Over the last year, high levels of default and volatility have

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                                        2003 Semi-Annual Report to Shareholders
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resulted from a combination of factors including: the recession and ongoing economic weakness, continued concern resulting from the terrorist attacks on September 11, 2001, the well-publicized corporate governance issues and fraudulent accounting activity, weakness in global equity markets, geopolitical uncertainties, including the conflict in Iraq, continued tensions in the Middle East and North Korea's efforts to restart its nuclear weapons program, generally restrictive capital markets, and a general loss of investor confidence in the financial markets.

While a healthy degree of caution and uncertainty remains, investor confidence and the financial markets have improved. Recently, we have seen a significant improvement in consumer confidence since the end of the major combat portion of the armed conflict in Iraq. The equity markets have improved since the beginning of the conflict in Iraq and there continues to be a significant flow of funds into the high-yield bond market. Yield spreads/viii/ across the credit markets have contracted considerably demonstrating a significant improvement in confidence in those markets. Yield spreads over U.S. Treasuries on corporate bonds are at 30-year lows and spreads in the high-yield market have contracted over 350 basis points from the recent peak reached in October 2002, according to Standard & Poor's Ratings Service./ix/

The Fund has performed well since the date of our last shareholder letter, showing meaningful improvements in NAV, share price and discount to NAV. As of April 30, 2003, the NAV of the Fund was $13.48, an increase of 1.97% (or $0.26 per share) since January 28, 2003. For the period from January 24, 2003 to April 25, 2003, the NAV of the Fund increased by 1.51%, outperforming the S&P/LSTA Leveraged Loan, Market Value Index, which showed an increase of 0.89% over the same period. One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third-party pricing service.

The rise in the Fund's NAV was primarily the result of continued strengthening in the financial markets and improving confidence, which led to a broad-based increase in prices in the loan market with particular strength in the wireless and cable sectors. In prior reports, we outlined our belief that the wireless and cable sectors were undervalued and could increase in price if confidence in the financial markets improved and risk premiums declined. During the period from January 24, 2003 to April 25, 2003, the average price of the loans in the portfolio increased approximately 1.5% and approximately two loans in the Fund were up in price for every loan that was down. The magnitude of price appreciation was much more significant than the decline in loans that were down. For example, there were approximately five loans that were up more than 1% for every loan that was down more than 1%.

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Citigroup Investments Corporate Loan Fund Inc.
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The Fund's share price has climbed steadily since it hit a 52-week low of
$11.20 on November 8, 2002. On April 30, 2003, the share price closed at $12.92. This is a 15.4% increase from the 52-week low hit only five months ago, a 4.8% improvement since the closing price at the time of our last report and 7.0% above the Fund's 200-day moving average trading price.

The Fund's discount to NAV has continued to narrow and has recently reached levels not seen since before the terrorist attacks on September 11, 2001. On April 30, 2003, the discount stood at 4.15% versus 6.73% at the time of our last report, a 38% improvement. Measured before the terrorist attacks, from January 1, 2001 to September 10, 2001, the Fund traded at an average discount of 3.85%. The discount widened immediately after September 11th to an all-time low of 13.51% on September 20, 2001 and remained wide throughout 2002. During 2002, the discount averaged 9.77%, ending 2002 at 11.84%. At the beginning of January 2003, the discount began to close considerably and currently stands at 4.15%.

We attribute the higher level of discount after September 11, 2001 to the increased level of risk premium sought by investors across financial asset classes to compensate for the perceived level of risk in the economy and financial markets. The continuing improvement in the Fund's discount and decreasing credit spreads across the credit markets is, in our opinion, a signal that investors' perceptions of risk in these markets continue to improve.

Although asset levels in the Fund remain low by historical standards, given the current environment, asset levels are reasonably acceptable in our opinion. As we expect that competition for loans will increase in the near term, we may see asset levels drop further as loans are refinanced and we selectively liquidate positions into a strong secondary market. We expect that new loan creation will improve over time and provide us with the opportunity to add new loans at a faster pace. Additionally, as the strong technical conditions in the secondary market abate, we expect to be able to find opportunities in the secondary market to add to the portfolio.

Fund Outlook

While the U.S. economy continues to grow, albeit at a slower pace, we must continue to maintain our credit discipline as much as ever. Many companies continue to work their way through the effects of the recession, and as the uncertainties surrounding the economic recovery remain, we must continue to maintain a close watch over loans already in the Fund's portfolio, as well as new loans to be added. We continue to work hard to identify weakness in the industries and credits in which we invest before they deteriorate too far.

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                                        2003 Semi-Annual Report to Shareholders
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The goals of our investment approaches for managing the Fund remain the same as those outlined in our earlier shareholder reports: to maintain high credit standards when selecting loans to add to the portfolio; to seek out loans that are priced appropriately for the credit risk of the loan; to continue to improve the Fund's diversification at the margin; to attempt to identify negative industry trends in advance of credit problems; and to monitor all loans to spot weakness and plan appropriate courses of action. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the loans held in the portfolio. While all components of our investment strategy are important, during this challenging period we continue to emphasize monitoring and conducting remedial action in the Fund's portfolio. We carefully evaluate the Fund's positions in an effort to improve its risk-return profile wherever possible.

Though we continue to have room to add new assets, we will remain cautious in selecting new loans to add to the portfolio. Having said that, we believe the selection of loans that come to market for the foreseeable future should be attractive relative to historical norms, as credit statistics remain favorable. In selecting new assets, we try to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. We will also be patient with those loans already in the Fund's portfolio that we believe possess long-term value by riding out day-to-day volatility that may occur. At the same time, as the technical picture in the secondary loan market is strong, we will opportunistically liquidate positions where we feel the trading price has gotten ahead of the underlying value of the loan. We seek to bring our shareholders the best combination of quality and price in the assets we own to achieve what we feel are the best risk-adjusted returns available in the loan asset class.

Economic Overview and Outlook

Our economic outlook continues to place the highest probability on a scenario of slow growth in gross domestic product ("GDP")/x/ with modest acceleration as the year progresses. The armed conflict in Iraq and the uncertainty leading up to it appears to have stalled the economic recovery as consumers and businesses seem to have been deferring spending decisions to some degree. We expect that the Fed will hold short-term interest rates steady at their upcoming May 6, 2003 meeting and wait for more post-conflict data to see if economic growth accelerates, now that the major combat phase of the conflict is over. Should economic growth resume at a normal pace, we expect that over time the Fed would move to a more neutral position by raising short-term rates as soon as the economy has demonstrated stability. On the other hand, if we continue to see weak economic data and more specifically, further weakness in employment and prices, the probability will increase that the Fed will inject liquidity into the system by reducing the fed funds rate or by alternative means

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Citigroup Investments Corporate Loan Fund Inc.
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such as purchasing longer-term U.S. Treasury securities in an effort to lower long-term rates and flatten the yield curve./xi/ Depending on the level of weakness, should it occur, Fed action could take place as early as the Fed's meeting on June 25th.

Despite sluggishness during the first quarter of 2003, the economy slightly exceeded the growth rate of the fourth quarter of 2002. We view this positively in the context of the uncertain environment that existed throughout the first quarter due to the conflict in Iraq. The quick and decisive outcome of the major combat phase of the conflict in Iraq in April has averted the worst-case economic scenarios and has provided a boost to consumer confidence. As the focus on foreign affairs turns to reconstruction efforts and other geopolitical concerns, we anticipate that business spending in the U.S. will gradually accelerate, taking the lead from consumer spending in driving the economy forward. We expect that improved conditions in the capital markets coupled with continued strength in corporate earnings will stimulate growth in corporate spending and gradually improve the employment outlook. Although there appear to be cracks in the strength of consumer spending, a more stable job environment should provide the stimulus for the consumer to continue spending at some level.

According to the Commerce Department, GDP expanded at a 1.6% rate during the first quarter of 2003, up slightly from the 1.4% pace in the fourth quarter of 2002. Economic data remains decidedly mixed, thereby maintaining an environment of cautious optimism surrounding the prospect for a continuation of the recovery from the 2001 recession. Several indicators point to a softening consumer sector. The Bureau of Economic Analysis reported that real growth in consumer spending slowed from 1.7% to 1.4%, on a quarter-to-quarter basis. The level of weekly initial claims for unemployment moved above the important 400,000 level in mid-February and continued to rise through the end of April. Auto sales were softer during the first quarter and the level of incentives required to support those sales increased. On the manufacturing front, recent weakness was evidenced by a decline in the factory utilization rate, lower rates of industrial production and continued weak conditions in the commercial construction market. Despite these indications of weakness, personal income continued to expand, inflation remained well in check, corporate earnings growth has been strong and the housing market has continued its strong advance. The strength in housing, no doubt, continues to be fueled by record low interest rates and high levels of mortgage refinancing.

The Conference Board's index of leading economic indicators fell in March (-0.2%), the second consecutive monthly decline following three months of increases. Of the 10 components comprising the index, five were negative, four were positive and one was neutral. On the negative side were weaker sentiment indicators, increased job losses, a slowdown in building permits, a decline in the money supply and a flattening of the yield curve. On the plus side were a

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                                        2003 Semi-Annual Report to Shareholders
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rising stock market, higher orders for consumer goods as well as for plant and equipment, and an increase in delivery lead times. On balance, we view the economic data as mildly positive considering the concern surrounding the conflict in Iraq and the high level of anxiety leading up to it, the sharp run-up in oil prices and the harsh winter weather experienced throughout the Northeast and Midwest.

Despite the recent mixed economic data, looking ahead we see many reasons to be upbeat about the prospects for the U.S. economy. First, and most obvious, is the conclusion of the major combat phase of the conflict in Iraq with its attendant boost to consumer and business confidence, decrease in business uncertainty and sharp drop in the price of oil. Second, corporate earnings are expected to have increased at a double-digit pace from year-ago levels and we anticipate earnings will continue to be strong relative to 2002 results for the remainder of the year. Third, improving earnings and capital markets, coupled with a lower cost of capital resulting from lower bond yields, should stimulate growth in capital spending. Fourth, the weaker dollar should improve the competitiveness of U.S.-manufactured goods overseas, helping to spur the growth of exports. Fifth, we anticipate that the Fed will continue its very accommodative monetary policy until the economy is on solid footing. Sixth, inflation continues to remain well in control. Finally, on the fiscal front, we are optimistic in our belief that Congress and the President will reach a compromise on legislation for a tax cut, by late spring or early summer, providing additional long-term stimulus.

Our optimism is tempered by several factors. Risk-taking will continue to be measured to some extent as numerous geopolitical concerns remain and the threat of terrorist attacks continues. Concerns will continue about the ongoing weakness in manufacturing and the impact that further job market deterioration might have on consumer spending, until we see evidence of improvement. Global overcapacity continues to put downward pressure on pricing. Residual concerns remain about weakness in corporate governance and its impact on investor confidence. Furthermore, the lingering effects of the collapse of the 1999-2001 telecommunications bubble continue to force downsizing in related industries. Federal budget deficits continue to grow which could have a long lasting effect on medium- and long-term interest rates and inflation. We also expect that deficits at the State and local government level will continue to be a drag on economic activity through cutbacks in spending and increased taxes. Consumer spending could be affected by an increase in the savings rate should consumers more aggressively move to pay down debt. The newest uncertainty in the equation, the outbreak and spread of the SARS virus, will have some impact on global economic activity, particularly in Asia. It is too soon to discern the extent to which SARS may impact the U.S. economy, if at all. For now, all we know is that the potential for adverse impact is there.

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Citigroup Investments Corporate Loan Fund Inc.
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Although it is too early to tell how strong the post-conflict economy will be, we believe the positive influences on the economy outweigh the risks to the downside. With the conclusion of the major fighting in Iraq, we have already seen evidence of rebounding confidence in the economy. This important leading indicator, if sustained, would be the precursor to improved economic activity and combined with the other fundamentals cited above, should help the economic recovery gather positive momentum. We remain confident that economic conditions in the U.S. market will continue to gradually improve, anticipating slow but steady growth with moderate acceleration later in the year. The economic condition was perhaps best outlined by Fed Chairman Alan Greenspan at his April 30th testimony to the House Financial Services Committee:

   I continue to believe that the economy is positioned to expand at a noticeably better pace then it has during the past year, though the timing and the extent of that improvement remains uncertain. We need to remain mindful of the possibility that lingering business caution could be an impediment to improved economic performance.

We will continue to seek the best risk-adjusted returns available from loans and to work hard to seek to provide you with a stable, long-term investment with competitive rates of return.

Looking for Additional Information?

The Citigroup Investments Corporate Loan Fund Inc. is traded under the symbol "TLI" and its closing market price is available in most newspapers under the New York Stock Exchange listings. The daily NAV closing price is available online under the symbol XTLIX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide other additional information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

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                                        2003 Semi-Annual Report to Shareholders
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Thank you for your investment in the Citigroup Investments Corporate Loan Fund
Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Glenn N. Marchak
Glenn N. Marchak
Vice President and Investment Officer

April 30, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund's holdings.

---------

/i/ NAV is a price that reflects the value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.

/ii/ Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.062 for 12 months. This rate is as of March 31, 2003 and is subject to change.

/iii/ Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended March 31, 2003, calculated among 40 funds in the closed-end loan participation funds category with reinvestment of dividends and capital gains excluding sales charges.

/iv/ High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.

/v/ Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security.

/vi/ The price-to-earnings ratio is a stock's price divided by its earnings per share.

/vii/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

/viii/ Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

/ix/ Standard & Poor's Ratings Service is a nationally recognized credit rating agency.

/x/ GDP is a market value of goods and services produced by labor and property in a given country.

/xi/ The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

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Citigroup Investments Corporate Loan Fund Inc.
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  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 28. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

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                                        2003 Semi-Annual Report to Shareholders
12

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 Schedule of Investments (unaudited)                              March 31, 2003

   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY   VALUE*
-------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 88.8%
Aerospace/Defense -- 2.4%
$1,492,121 Decrane Aircraft Holdings, Inc.          Term B  9/30/05 $ 1,365,290
 2,418,856 Decrane Aircraft Holdings, Inc.          Term D 12/24/06   2,213,254
   994,970 Raytheon Aerospace Co.                   Term B 12/18/07     991,861
   590,317 Veridian Corp.                           Term    6/30/08     593,419
------------------------------------------------------------------------------
                                                                      5,163,824
------------------------------------------------------------------------------
Automotive -- 3.0%
 1,301,642 Collins & Aikman Corp.                   Term B 12/31/05   1,306,252
   966,948 Dayco Products, LLC                      Term B  9/11/08     955,224
 1,687,250 Dura Operating Corp.                     Term C 12/31/08   1,683,383
 1,007,699 J.L. French Automotive Casting, Inc.     Term B 10/21/06     912,597
 1,356,199 Metaldyne Co. LLC                        Term D  12/4/08   1,273,979
   464,000 Stoneridge, Inc.                         Term B   5/1/09     463,710
------------------------------------------------------------------------------
                                                                      6,595,145
------------------------------------------------------------------------------
Building Materials -- 5.7%
 1,682,337 Hanley-Wood, Inc.                        Term B  9/21/07   1,631,867
 1,287,777 Magnatrax Corp.                          Term B 11/15/05     347,700
 3,725,150 Masonite International, Corp.            Term C  8/31/08   3,727,478
   990,000 National Waterworks, Inc.                Term B 11/22/09     999,281
 2,405,846 Panolam Industries International, Inc.   Term B  1/31/07   2,309,612
 1,500,000 Therma-Tru Corp.                         Term B  2/14/10   1,504,220
 2,293,267 Trussway Holdings Inc.                   Term B 12/31/06   1,777,282
------------------------------------------------------------------------------
                                                                     12,297,440
------------------------------------------------------------------------------
Chemicals -- 3.5%
 1,782,049 Georgia Gulf Corp.                       Term C 11/10/06   1,786,504
 1,392,967 Huntsman International LLC               Term B  6/30/07   1,370,041
 1,392,967 Huntsman International LLC               Term C  6/30/08   1,370,041
 1,290,377 Lyondell Petrochemical Co.               Term E  5/17/06   1,296,223
 1,674,500 Noveon Inc.                              Term B  9/30/08   1,680,630
------------------------------------------------------------------------------
                                                                      7,503,439
------------------------------------------------------------------------------
Conglomerates -- 2.0%
 1,466,248 Gentek, Inc.                             Term C 10/31/07     788,841
 1,329,656 SPX Corp.                                Term B  9/30/09   1,328,410
 2,216,094 SPX Corp.                                Term C  3/31/10   2,214,017
------------------------------------------------------------------------------
                                                                      4,331,268
------------------------------------------------------------------------------
Consumer Cyclicals -- 0.4%
   858,824 Pike Electric Inc.                       Term B  4/18/10     864,549
------------------------------------------------------------------------------
Consumer Products -- 1.9%
   743,502 American Safety Razor Co.                Term B  4/30/07     684,022
   866,112 Armkel, LLC                              Term B  3/28/09     871,932

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             13

 Schedule of Investments (unaudited) (continued)                  March 31, 2003

   FACE                                               LOAN    STATED
  AMOUNT                  SECURITY                    TYPE   MATURITY   VALUE*
---------------------------------------------------------------------------------
Consumer Products -- 1.9% (continued)
$1,785,309 Holmes Products Corp.                    Term B     2/5/07 $ 1,687,117
   847,500 Meow Mix Inc.                            Term      1/31/08     849,619
---------------------------------------------------------------------------------
                                                                        4,092,690
---------------------------------------------------------------------------------
Electric -- 2.4%
 1,000,000 Centerpoint Energy Houston Electric, LLC Term B   11/14/05   1,097,500
 4,092,991 Westar Energy, Inc.                      Term       6/5/05   4,048,652
---------------------------------------------------------------------------------
                                                                        5,146,152
---------------------------------------------------------------------------------
Entertainment -- 1.5%
   937,500 Regal Cinemas, Inc.                      Term C     8/9/09     940,430
 1,473,684 Six Flags Theme Parks Inc.               Term      3/31/05   1,455,263
   900,000 Washington Football Inc.                 Term      6/30/07     905,063
---------------------------------------------------------------------------------
                                                                        3,300,756
---------------------------------------------------------------------------------
Environmental -- 3.0%
 1,143,175 Allied Waste North America, Inc.         Term B    7/21/06   1,141,491
 1,371,810 Allied Waste North America, Inc.         Term C    7/21/07   1,369,789
 4,000,000 Casella Waste Systems, Inc.              Term B    1/29/10   4,020,624
---------------------------------------------------------------------------------
                                                                        6,531,904
---------------------------------------------------------------------------------
Food -- 6.0%
   895,453 American Seafoods Group LLC              Term B    3/31/09     899,651
 4,168,500 Dean Foods Co.                           Term B    7/31/08   4,170,159
 1,000,000 Del Monte Corp.                          Term B   12/20/10   1,009,500
 2,190,890 Fleming Cos., Inc.                       Term B    6/18/08   1,839,434
   982,500 Flowers Food Inc.                        Term B    3/26/07     987,167
   900,000 Jack in the Box Inc.                     Term      1/21/08     903,938
   988,745 Michael Foods Inc.                       Term B    3/22/08     994,513
   990,000 National Dairy Holdings L.P.             Term B    4/30/09     988,557
   493,000 NSC Operating Co.                        2nd Lien  5/25/09     396,865
   776,043 NSC Operating Co.                        Term B    5/27/07     775,397
---------------------------------------------------------------------------------
                                                                       12,965,181
---------------------------------------------------------------------------------
Gaming -- 4.5%
 2,178,000 Alliance Gaming Corp.                    Term B   12/15/06   2,189,343
 2,163,600 Ameristar Casinos, Inc.                  Term B   12/26/06   2,170,902
   351,669 Greektown Casino, LLC                    Term B    9/30/04     351,889
 1,101,478 Greektown Casino, LLC                    Term C    9/30/04   1,102,166
   990,000 Isle of Capri Casinos, Inc.              Term B    3/26/06     992,939
 1,600,000 Penn National Gaming, Inc.               Term B    2/26/09   1,601,000
 1,330,000 Scientific Games Corp.                   Term B   11/14/08   1,332,493
---------------------------------------------------------------------------------
                                                                        9,740,732
---------------------------------------------------------------------------------
Healthcare -- 3.8%
 1,089,000 Caremark Rx, Inc.                        Term      3/15/06   1,089,681
   995,000 Community Health Systems Inc.            Term B    7/16/10     992,123

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
14

 Schedule of Investments (unaudited) (continued)                  March 31, 2003


   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY   VALUE*
-------------------------------------------------------------------------------
Healthcare -- 3.8% (continued)
$1,000,000 Fisher Scientific International, Inc.    Term B   3/5/10 $ 1,005,250
 1,500,000 Fresenius Medical Care Holding, Inc.     Term B  2/21/10   1,503,672
 1,500,000 Kessler Rehabilitation Corp.             Term B  7/30/08   1,496,250
 2,100,786 Rotech Healthcare Inc.                   Term B  3/31/08   2,104,725
------------------------------------------------------------------------------
                                                                      8,191,701
------------------------------------------------------------------------------
Industrial - Other -- 5.9%
   829,730 Buffets, Inc.                            Term B  6/28/09     817,284
 1,534,909 Flowserve Corp.                          Term C  6/30/09   1,535,228
 3,756,903 General Cable Corp.                      Term B  5/27/07   3,141,710
 3,703,716 Mueller Group, Inc.                      Term E  5/31/08   3,694,127
 1,000,000 Norcross Safety Products LLC             Term B   3/7/09     997,500
   995,192 TriMas Corp.                             Term B 12/31/09     998,128
 2,299,487 Western Industries Inc.                  Term B  6/23/06   1,552,154
------------------------------------------------------------------------------
                                                                     12,736,131
------------------------------------------------------------------------------
Insurance -- 1.4%
 1,985,000 Hilb, Rogal and Hamilton Co.             Term B  6/30/07   1,991,203
 1,087,500 Oxford Health Plans, Inc.                Term B  6/30/06   1,089,539
------------------------------------------------------------------------------
                                                                      3,080,742
------------------------------------------------------------------------------
Media/Cable -- 9.3%
   992,500 Block Communications Inc.                Term B  5/15/10     996,222
 2,500,000 Century Cable Holdings                   Term B  9/28/09   1,787,500
 6,930,000 Charter Communications Operating LLC     Term B  3/18/08   6,057,846
 1,975,000 Charter Communications VIII              Term B   2/2/08   1,709,080
   865,616 Classic Cable, Inc.                      Term A  1/31/08     718,461
 1,731,233 Classic Cable, Inc.                      Term B  1/31/08   1,436,923
 4,000,000 Insight Midwest LLC                      Term B 12/31/09   3,871,364
 3,698,288 Videotron Ltee                           Term B  12/1/09   3,645,894
------------------------------------------------------------------------------
                                                                     20,223,290
------------------------------------------------------------------------------
Media/Non-Cable -- 12.2%
 1,782,857 Advanstar Communications Inc.            Term B 10/12/08   1,686,285
 5,350,011 American Media Operation Inc.            Term C   4/1/07   5,361,717
 1,809,506 Canwest Media Inc.                       Term B  5/15/08   1,812,729
 1,130,494 Canwest Media Inc.                       Term C  5/19/09   1,132,507
 2,841,057 Dex Media East LLC                       Term B  5/21/09   2,873,240
   846,478 Emmis Communications Corp.               Term B  1/15/10     848,443
 1,492,500 Hollinger International Publishing Inc.  Term B  9/30/09   1,503,694
 1,500,000 Lamar Media Corp.                        Term B  2/12/11   1,501,500
 4,000,000 PanAmSat Corp.                           Term B 12/31/08   3,965,832
 2,977,500 The Reader's Digest Association, Inc.    Term B  5/20/08   2,927,719
 1,447,826 Sun Media Corp.                          Term B   2/7/09   1,450,541
 1,488,750 Susquehanna Media Co.                    Term B  6/30/08   1,494,333
------------------------------------------------------------------------------
                                                                     26,558,540
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             15

 Schedule of Investments (unaudited) (continued)                  March 31, 2003

   FACE                                                 LOAN     STATED
  AMOUNT                   SECURITY                     TYPE    MATURITY   VALUE*
-----------------------------------------------------------------------------------
Metals -- 0.2%
$   525,673 Compass Minerals Group, Inc.             Term       11/28/09 $  529,090
-----------------------------------------------------------------------------------
Other - Energy -- 0.6%
  1,300,000 Peabody Energy Corp.                     Term B      3/21/10  1,300,000
-----------------------------------------------------------------------------------
Other - Financial Institutions -- 0.1%
    563,743 Bridge Information Systems, Inc.         Multi-Draw  5/29/05     76,105
  1,045,510 Bridge Information Systems, Inc.         Term B      5/29/05    141,144
-----------------------------------------------------------------------------------
                                                                            217,249
-----------------------------------------------------------------------------------
Packaging -- 1.5%
    987,500 Graphic Packaging Corp.                  Term        2/27/07    992,438
    990,000 Printpack Holdings Inc.                  Term B      3/31/09    993,300
    350,000 Smurfit-Stone Container Corp.            Term C      6/30/09    346,318
    950,000 Stone Container Corp.                    Term B      6/30/09    940,129
-----------------------------------------------------------------------------------
                                                                          3,272,185
-----------------------------------------------------------------------------------
Paper -- 0.4%
    990,000 Riverwood International Corp.            Term B      3/31/07    985,050
-----------------------------------------------------------------------------------
Pharmaceuticals -- 0.5%
  1,016,303 Alpharma Corp.                           Term B      10/5/08  1,014,186
-----------------------------------------------------------------------------------
Railroads -- 0.4%
    800,000 RailAmerica, Inc.                        Term B     10/14/07    796,400
-----------------------------------------------------------------------------------
Refining -- 2.6%
  1,747,733 Dresser Inc.                             Term B      4/10/09  1,748,357
  3,986,881 Tesoro Petroleum Corp.                   Term B     12/31/07  3,880,355
-----------------------------------------------------------------------------------
                                                                          5,628,712
-----------------------------------------------------------------------------------
Retailers -- 0.2%
    441,177 Shoppers Drug Mart Corp.                 Term F       2/4/09    442,188
-----------------------------------------------------------------------------------
Technology -- 1.8%
  2,842,914 Seagate Technology HDD Holdings, Inc.
             (INT)                                   Term B     11/22/06  2,840,122
  1,137,086 Seagate Technology Holdings, Inc. (U.S.) Term B     11/22/06  1,135,969
-----------------------------------------------------------------------------------
                                                                          3,976,091
-----------------------------------------------------------------------------------
Telecommunications -- 8.3%
    818,268 American Cellular Corp.                  Term B      3/31/08    627,436
    935,163 American Cellular Corp.                  Term C      3/31/09    717,070
  1,586,974 Centennial Cellular Operating Co.        Term B       5/1/07  1,281,482
  1,586,762 Centennial Cellular Operating Co.        Term C     11/30/07  1,282,799
  1,000,000 Crown Castle Operating Co.               Term B      3/31/08    953,750
    970,627 Dobson Operating Co.                     Term B       1/7/08    873,565
  3,462,428 Fairpoint Communications, Inc.           Term C      3/30/07  3,445,115
  1,990,000 Nextel Finance Co.                       Term B      6/30/08  1,941,850
  1,990,000 Nextel Finance Co.                       Term C     12/31/08  1,941,938

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
16

 Schedule of Investments (unaudited) (continued)                  March 31, 2003


   FACE                                               LOAN   STATED
  AMOUNT                   SECURITY                   TYPE  MATURITY    VALUE*
---------------------------------------------------------------------------------
Telecommunications -- 8.3% (continued)
$ 1,964,452 Rural Cellular Corp.                     Term B  10/3/08 $  1,702,628
  1,964,452 Rural Cellular Corp.                     Term C   4/3/09    1,702,628
  1,995,000 Western Wireless Corp.                   Term B  9/30/08    1,600,156
--------------------------------------------------------------------------------
                                                                       18,070,417
--------------------------------------------------------------------------------
Tobacco -- 1.7%
  3,600,000 Commonwealth Brands, Inc.                Term    8/28/07    3,593,250
--------------------------------------------------------------------------------
Transportation Services -- 1.6%
  1,093,293 Evergreen International Aviation, Inc.   Term B  4/28/04      934,766
  2,475,000 TravelCenters of America, Inc.           Term   11/14/08    2,487,375
--------------------------------------------------------------------------------
                                                                        3,422,141
--------------------------------------------------------------------------------
            TOTAL SENIOR COLLATERALIZED LOANS
            (Cost -- $202,691,645)                                    192,570,443
--------------------------------------------------------------------------------
   FACE
  AMOUNT                           SECURITY                             VALUE
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.2%
Commercial Paper -- 11.2%
  6,220,000 Crown Point Cap Co., 1.220% due 4/25/03                     6,214,941
  4,991,000 Gannett Inc., 1.240% due 4/10/03                            4,989,453
 10,000,000 Ryder System, Inc., 1.450% due 4/1/03                      10,000,000
  3,068,000 Safeway Inc., 1.410% due 4/1/03                             3,068,000
--------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost -- $24,272,394)                                      24,272,394
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $226,964,039**)                                 $216,842,837
--------------------------------------------------------------------------------

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ------------------------------------
    2nd Lien     --  Subordinate Loan to 1st Lien
    Multi-Draw   --  Multi-Draw Term Loan
    Term         --  Term Loan
    Term A       --  Term Loan A
    Term B       --  Term Loan B
    Term C       --  Term Loan C
    Term D       --  Term Loan D
    Term E       --  Term Loan E
    Term F       --  Term Loan F

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             17

 Statement of Assets and Liabilities (unaudited)                  March 31, 2003


ASSETS:
  Investments, at value (Cost -- $202,691,645)                                   $192,570,443
  Short-term investments, at value (Cost -- $24,272,394)                           24,272,394
  Interest receivable                                                               1,202,657
  Receivable for securities sold                                                      170,222
-------------------------------------------------------------------------------  ------------
  Total Assets                                                                    218,215,716
-------------------------------------------------------------------------------  ------------
LIABILITIES:
  Payable to bank                                                                   2,434,596
  Management fee payable                                                              193,392
  Distributions payable to Auction Rate Cumulative Preferred Stockholders              83,631
  Dividends payable                                                                    30,632
  Accrued expenses                                                                    102,959
-------------------------------------------------------------------------------  ------------
  Total Liabilities                                                                 2,845,210
-------------------------------------------------------------------------------  ------------
Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized
 and issued at $25,000 per share for each Series) (Note 5)                         85,000,000
-------------------------------------------------------------------------------  ------------
Total Net Assets                                                                 $130,370,506
-------------------------------------------------------------------------------  ------------
NET ASSETS:
  Par value of capital shares                                                    $      9,782
  Capital paid in excess of par value                                             144,980,242
  Undistributed net investment income                                                 316,682
  Accumulated net realized loss from security transactions                         (4,814,998)
  Net unrealized depreciation of investments                                      (10,121,202)
-------------------------------------------------------------------------------  ------------
Total Net Assets
  (Equivalent to $13.33 a share on 9,781,667 capital shares of $0.001 par value
  outstanding; 150,000,000 capital shares authorized)                            $130,370,506
-------------------------------------------------------------------------------  ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
18

 Statement of Operations (unaudited)

For the Six Months Ended March 31, 2003

INVESTMENT INCOME:
  Interest                                                                     $  5,400,038
-----------------------------------------------------------------------------  ------------
EXPENSES:
  Management fee (Note 2)                                                         1,118,674
  Auction fees (Note 5)                                                             107,406
  Audit and legal                                                                    90,365
  Shareholder communications                                                         60,476
  Shareholder servicing fees                                                         31,217
  Directors' fees                                                                    27,571
  Interest (Note 4)                                                                  20,205
  Registration fees                                                                  14,558
  Custody                                                                            10,019
  Other                                                                              54,309
-----------------------------------------------------------------------------  ------------
  Total Expenses                                                                  1,534,800
-----------------------------------------------------------------------------  ------------
Net Investment Income                                                             3,865,238
-----------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                           42,701,813
   Cost of securities sold                                                       47,248,792
-----------------------------------------------------------------------------  ------------
  Net Realized Loss                                                              (4,546,979)
-----------------------------------------------------------------------------  ------------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period                                                          (16,124,723)
   End of period                                                                (10,121,202)
-----------------------------------------------------------------------------  ------------
  Decrease in Net Unrealized Depreciation                                         6,003,521
-----------------------------------------------------------------------------  ------------
Net Gain on Investments                                                           1,456,542
-----------------------------------------------------------------------------  ------------
Distributions to Auction Rate Cumulative Preferred Stockholders
 From Net Investment Income                                                        (674,959)
-----------------------------------------------------------------------------  ------------
Increase in Net Assets From Operations                                         $  4,646,821
-----------------------------------------------------------------------------  ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             19

 Statements of Changes in Net Assets


For the Six Months Ended March 31, 2003 (unaudited) and the Year Ended September 30, 2002

                                                                2003          2002
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                     $  3,865,238  $  8,851,025
  Net realized gain (loss)                                    (4,546,979)      224,702
  (Increase) decrease in net unrealized depreciation           6,003,521    (7,915,466)
  Distributions to Auction Rate Cumulative Preferred
   Stockholders from net investment income                      (674,959)     (911,398)
----------------------------------------------------------  ------------  ------------
  Increase in Net Assets From Operations                       4,646,821       248,863
----------------------------------------------------------  ------------  ------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income                                       (3,834,429)   (7,893,805)
----------------------------------------------------------  ------------  ------------
  Decrease in Net Assets From Distributions
   Paid to Common Stock Shareholders                          (3,834,429)   (7,893,805)
----------------------------------------------------------  ------------  ------------
FUND SHARE TRANSACTIONS:
  Underwriting commissions and expense for the issuance of
   Auction Rate Cumulative Preferred Stock (Note 5)                   --    (1,190,782)
----------------------------------------------------------  ------------  ------------
  Decrease in Net Assets From Fund
   Share Transactions                                                 --    (1,190,782)
----------------------------------------------------------  ------------  ------------
Increase (Decrease) in Net Assets                                812,392    (8,835,724)
NET ASSETS:
  Beginning of period                                        129,558,114   138,393,838
----------------------------------------------------------  ------------  ------------
  End of period*                                            $130,370,506  $129,558,114
----------------------------------------------------------  ------------  ------------
* Includes undistributed net investment income of:              $316,682      $960,832
----------------------------------------------------------  ------------  ------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
20

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Citigroup Investments Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect the permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $48,540 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (i) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held monthly and out of funds legally available to shareholders;
(j) the net asset value of the Fund's Common Stock is determined by dividing the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the net asset value per share of the common stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             21
outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (i) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment adviser, with the assistance of the Travelers Asset
Management International Company LLC ("TAMIC"), the sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the remaining term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of its average daily assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
22

SBFM has entered into a sub-investment advisory agreement with TAMIC, another indirect wholly-owned subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average daily assets for the services TAMIC provides as sub-adviser. For purposes of calculating the sub-advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------
Purchases                                                    $39,881,270
-----------------------------------------------------------------------
Sales                                                         42,701,813
-----------------------------------------------------------------------

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $    581,353
Gross unrealized depreciation                                        (10,702,555)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(10,121,202)
--------------------------------------------------------------------------------

4. Commitments

On May 24, 2002, the Fund entered into a three year revolving credit agreement to borrow up to an aggregate of $25 million from the National Australia Bank Limited. This agreement terminates on May 31, 2005. The Fund pays a facility fee quarterly at 0.15% per annum for the three year revolving credit agreements, respectively.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             23

5. Auction Rate Cumulative Preferred Stock

On March 14, 2002, the Fund issued 1,700 shares of Series A and 1,700 shares of Series B, respectively, of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $850,000 and offering expenses of $340,782 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 1.32% and 2.05% for the six months ended March 31, 2003.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended March 31, 2003, CGM did not receive any fees as the broker/dealer.

6. Asset Maintenance and Asset Coverage Requirements

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
24

7. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, approximately $268,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below:

                                                                   2009     2010
--------------------------------------------------------------------------------
Carryforward amounts                                            $44,000 $224,000
----------------------------------------------------------------------  --------

8. Capital Shares

At March 31, 2003, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             25

 Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                         2003/(1)/     2002     2001      2000   1999/(2)/
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                     $13.24    $14.15   $15.14     $15.19    $15.00
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.40      0.90     1.22       1.40      0.97
  Net realized and unrealized
   gain (loss)                             0.15     (0.79)   (0.93)      0.02      0.09
  Distributions to Auction Rate
   Cumulative Preferred Stockholders
   from net investment income             (0.07)    (0.09)      --         --        --
---------------------------------------------------------------------------------------
Total Income From Operations               0.48      0.02     0.29       1.42      1.06
---------------------------------------------------------------------------------------
Offering Costs on Issuance of
 Common Stock                                --        --       --         --     (0.02)
---------------------------------------------------------------------------------------
Underwriting Commissions and
 Expenses for the Issuance of
 Auction Rate Cumulative
 Preferred Stock                             --     (0.12)      --         --        --
---------------------------------------------------------------------------------------
Distributions Paid to Common Stock
Shareholders From:
  Net investment income                   (0.39)    (0.81)   (1.26)     (1.44)    (0.85)
  Net realized gains                         --        --    (0.02)     (0.03)       --
---------------------------------------------------------------------------------------
Total Distributions                       (0.39)    (0.81)   (1.28)     (1.47)    (0.85)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period           $13.33    $13.24   $14.15     $15.14    $15.19
---------------------------------------------------------------------------------------
Total Return,
 Based on Market Value                    12.22%++  (1.67)%  (4.33)%    13.35%     1.68%++
---------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value                  4.02%++  (0.30)%   2.44%     10.55%     7.45%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (millions)    $   130      $130     $138       $148  $    149
---------------------------------------------------------------------------------------
Ratios to Average Net Assets/(3)/:
  Net investment income                    6.03%+    6.48%    8.31%      9.20%     7.48%+
  Organization expense                       --        --       --         --      0.24+
  Operating expenses                       2.40+     2.63     4.57       4.74      3.31+
  Total expenses                           2.40+     2.63     4.57       4.74      3.55+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                      21%       57%      23%        59%       53%
---------------------------------------------------------------------------------------
Market Value, End of Period              $12.85    $11.83   $12.82   $14.6875   $14.375
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
26

                                                                       2003/(1)/    2002 2001 2000 1999/(2)/
------------------------------------------------------------------------------------------------------------
Auction Rate Cumulative
Preferred Stock/(4)/:
 Total Amount Outstanding (000s)                                       $85,000   $85,000  --   --     --
 Asset Coverage Per Share                                               63,344    63,105  --   --     --
 Involuntary Liquidating Preference Per Share/(5)/                      25,000    25,000  --   --     --
 Average Market Value Per Share/(5)/                                    25,000    25,000  --   --     --
------------------------------------------------------------------------------   ------- ---- ---- --------

(1)For the six months ended March 31, 2003 (unaudited).
(2)For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
(3)Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share.
(5)Excludes accrued interest or accumulated undeclared dividends.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             27

 Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
28

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

--------------------------------------------------------------------------------
Citigroup Investments Corporate Loan Fund Inc.
                                                                             29

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
                                        2003 Semi-Annual Report to Shareholders
30

Directors
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
Paul Hardin
William R. Hutchinson
George M. Pavia

Officers
R. Jay Gerken
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

            [LOGO]

             TLI
            Listed
             NYSE
THE NEW YORK STOCK EXCHANGE

Investment Adviser
Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

Sub-Investment Adviser
Travelers Asset Management International Company LLC
242 Trumbull Street
Hartford, Connecticut 06115

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030



This report is intended only for shareholders of Citigroup Investments Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.



Citigroup Investments Corporate Loan Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01642 5/03                                                             03-4893